SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                               September 20, 2004
                Date of Report (Date of earliest event reported)

                        Endurance Specialty Holdings Ltd.
             (Exact name of registrant as specified in its charter)

            Bermuda                       1-31599                  98-032908
(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
        Incorporation)                                       Identification No.)

           Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda (Address of principal executive offices, including zip code)

                                 (441) 278-0440
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01. Other Events.

      On September 20, 2004, Endurance Specialty Holdings Ltd. issued the attached press release, filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

      (c)   Exhibits

      The following exhibits are filed as part of this report:

     Exhibit No.    Description
     -----------    -----------

        99.1        Hurricane Frances Press Release, issued September 20,
                    2004

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 20, 2004


                                            By:    /s/ John V. Del Col
                                                ------------------------------
                                            Name:  John V. Del Col
                                            Title: General Counsel & Secretary

                                  EXHIBIT INDEX

Exhibit No.     Description
-----------     -----------

   99.1         Hurricane Frances Press Release, issued September 20, 2004